SUPPLEMENT DATED MAY 1, 2016 TO THE PROSPECTUS AND SUMMARY PROSPECTUS OF

VANECK VECTORS ETF TRUST

Dated February 1, 2016 (as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus and Summary Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors Morningstar Wide Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective June 20, 2016, Morningstar will implement several changes to its Wide Moat Focus Index construction rules. Accordingly, effective June 20, 2016, the Fund’s disclosure is modified as follows:

The first paragraph under the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is hereby deleted and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Wide Moat Focus Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Wide Moat Focus Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Wide Moat Focus Index review. Out of the companies in the Morningstar US Market Index that Morningstar determines are wide moat companies, effective June 20, 2016, Morningstar selects at least 40 companies to be included in the Wide Moat Focus Index as determined by the ratio of Morningstar’s estimate of fair value of the issuer’s common stock to the price. Morningstar’s equity research fair value estimates are calculated using a standardized, proprietary valuation model. Wide moat companies may include medium-capitalization companies. As of December 31, 2015, the Wide Moat Focus Index included 20 securities of companies with a market capitalization range of approximately $5.5 billion to $322.1 billion and a weighted average market capitalization of $65.2 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The section captioned “Principal Risks of Investing in the Fund” of the Prospectus and Summary Prospectus is revised by deleting in its entirety “Issuer-Specific Changes Risk.”

The section captioned “Additional Information About the Funds’ Investment Strategies and Risks” of the Prospectus is revised by deleting in its entirety “Issuer-Specific Changes Risk.”

The section of the Prospectus captioned “Morningstar® Wide Moat Focus IndexSM” is hereby deleted and replaced with the following:

The Wide Moat Focus Index is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Wide Moat Focus Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Wide Moat Focus Index review. Out of the companies in the Morningstar US Market Index that the Index Provider determines are wide moat companies, effective June 20, 2016, the Index Provider selects at least 40 companies to be included in the Wide Moat Focus Index as determined by the ratio of the Index Provider’s estimate of fair value of the issuer’s common stock to the price. The Index Provider’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.

A selection committee, comprising members of Morningstar’s equity research team, makes the final determination of whether a company is a wide moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by the Index Provider’s equity research team and agreed to by the selection committee, are wide moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into).

The Index Provider’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential Wide Moat Focus Index constituents’ common stock. The Index Provider’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. The Index Provider’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments.

A buffer rule is applied to the current Wide Moat Focus Index constituents. Those that are ranked in the top 150% of stocks representing the lowest current market price/fair value price eligible for inclusion in the Wide Moat Focus Index will remain in the Wide Moat Focus Index at the time of reconstitution and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual sector in the Wide Moat Focus Index is capped at 10% more than its corresponding weight in the Morningstar US Market Index at the time of reconstitution, or 40%, whichever is higher.

As of December 31, 2015, the Wide Moat Focus Index included 20 securities of companies with a market capitalization range of approximately $5.5 billion to $322.1 billion and a weighted average market capitalization of $65.2 billion. These amounts are subject to change.

The Wide Moat Focus Index employs a staggered rebalance methodology. The Wide Moat Focus Index is divided into two equally-weighted sub-portfolios, and each is reconstituted and rebalanced semi-annually on alternating quarters. Each sub-portfolio will contain 40 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total Wide Moat Focus Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and

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December, and all adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the Tuesday immediately following.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website at the end of each quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.

Please retain this supplement for future reference.

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